UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22673

Registrant Name:	PIMCO Dynamic Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2016

Item 1. Schedule of Investments

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 182.8%
BANK LOAN OBLIGATIONS 1.2%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		$14,214	$14,273
OGX
13.000% due 04/10/2049 (c)		646	285

Total Bank Loan Obligations (Cost $14,756)			14,558

CORPORATE BONDS & NOTES 24.9%
BANKING & FINANCE 13.5%
AGFC Capital Trust
6.000% due 01/15/2067 (l)		12,900	6,579
Banco Continental SAECA
8.875% due 10/15/2017 (l)		9,100	9,145
Banco do Brasil S.A.
3.875% due 10/10/2022 (l)		3,604	3,406
Barclays Bank PLC
7.625% due 11/21/2022 (l)		10,100	11,240
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	2,300	2,419
7.875% due 09/15/2022 (h)	GBP	600	761
8.000% due 12/15/2020 (h)	EUR	2,400	2,706
BNP Paribas S.A.
7.375% due 08/19/2025 (h)(l)		$6,000	5,993
Cantor Fitzgerald LP
7.875% due 10/15/2019 (l)		6,540	7,277
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (l)		2,900	3,058
Cooperatieve Rabobank UA
6.875% due 03/19/2020 (l)	EUR	2,300	3,058
Credit Suisse AG
6.500% due 08/08/2023 (l)		$800	870
Double Eagle Acquisition Sub, Inc.
7.500% due 10/01/2024 (b)		2,640	2,696
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,219
Jefferies Finance LLC
7.500% due 04/15/2021 (l)		2,500	2,441
Jefferies LoanCore LLC
6.875% due 06/01/2020 (l)		3,800	3,477
KGH Intermediate Holdco LLC
12.000% due 08/08/2019 (j)		17,195	16,703
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	1,500	1,993
7.875% due 06/27/2029 (h)(l)		2,425	3,275
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	337
OneMain Financial Holdings LLC
6.750% due 12/15/2019 (l)		$1,559	1,648
Pinnacol Assurance
8.625% due 06/25/2034 (j)		10,200	11,122

Preferred Term Securities Ltd.
1.230% due 09/23/2035		916	728
Rio Oil Finance Trust
9.250% due 07/06/2024		3,109	2,868
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		7,189	6,668
8.000% due 08/10/2025 (h)(l)		4,575	4,312
8.625% due 08/15/2021 (h)		2,720	2,686
Royal Bank of Scotland PLC
6.934% due 04/09/2018 (l)	EUR	2,900	3,541
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (h)(l)	GBP	1,700	2,181
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	5,800	6,868
6.125% due 02/07/2022 (l)		$7,300	8,066
6.125% due 02/07/2022		400	442
Springleaf Finance Corp.
5.250% due 12/15/2019 (l)		2,102	2,152
8.250% due 12/15/2020 (l)		580	638
Tesco Property Finance PLC
6.052% due 10/13/2039 (l)	GBP	3,390	4,882
TIG FinCo PLC
8.500% due 03/02/2020		997	1,322
8.750% due 04/02/2020 (l)		5,647	6,404

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)		$26,623	6,899
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		1,300	1,417

			171,497

INDUSTRIALS 6.7%
Buffalo Thunder Development Authority
0.000% due 11/15/2029 (j)		2,483	1
11.000% due 12/09/2022		5,598	2,939
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^(i)		18,800	19,505
Chesapeake Energy Corp.
3.930% due 04/15/2019		57	54
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (l)		5,500	5,404
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	325
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		$6,000	2,025
8.125% due 06/01/2023		8,785	3,009
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (l)		8,490	7,683
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (l)		5,214	2,770
OGX Austria GmbH
8.500% due 06/01/2018 ^		16,700	0
Petroleos de Venezuela S.A.
5.500% due 04/12/2037		7,000	2,923
Safeway, Inc.
7.250% due 02/01/2031		510	509
SFR Group S.A.
6.000% due 05/15/2022 (l)		1,700	1,740
Spirit Issuer PLC
5.472% due 12/28/2028 (l)	GBP	12,120	16,178
UCP, Inc.
8.500% due 10/21/2017		$10,600	10,546
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,106	2,865
6.542% due 03/30/2021		4,251	6,236
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022 ^		$5,000	75

			84,787

UTILITIES 4.7%
Frontier Communications Corp.
10.500% due 09/15/2022 (l)		1,690	1,798
11.000% due 09/15/2025 (l)		1,690	1,768
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (l)		2,000	2,017
6.000% due 11/27/2023 (l)		38,000	41,173
Petrobras Global Finance BV
4.875% due 03/17/2020 (l)		2,560	2,593
6.250% due 12/14/2026	GBP	1,500	1,820
6.625% due 01/16/2034		700	800
6.750% due 01/27/2041 (l)		$6,246	5,434
6.850% due 06/05/2115		1,145	974
6.875% due 01/20/2040		113	99
7.875% due 03/15/2019 (l)		831	902

			59,378

Total Corporate Bonds & Notes (Cost $325,793)			315,662

MUNICIPAL BONDS & NOTES 0.1%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		430	477
7.750% due 01/01/2042		760	818

Total Municipal Bonds & Notes (Cost $1,170)			1,295

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
5.395% due 07/25/2041 (a)(l)		7,336	1,230
5.545% due 10/25/2040 (a)(l)		11,840	1,868
5.825% due 12/25/2037 (a)		388	56
5.915% due 03/25/2037 - 04/25/2037 (a)(l)		25,619	5,357
5.975% due 02/25/2037 (a)		271	48
5.995% due 09/25/2037 (a)(l)		1,274	262
6.125% due 11/25/2036 (a)		216	35
6.195% due 06/25/2037 (a)		994	171

6.225% due 10/25/2035 (a)(l)		3,170	609
6.455% due 03/25/2038 (a)(l)		2,669	606
6.475% due 02/25/2038 (a)(l)		1,763	358
6.575% due 06/25/2023 (a)(l)		2,510	306
11.193% due 01/25/2041 (l)		5,985	8,285
Freddie Mac
5.175% due 10/25/2028		2,000	2,107
5.886% due 05/15/2037 (a)		252	36
5.946% due 07/15/2036 (a)(l)		3,564	633
6.056% due 09/15/2036 (a)(l)		1,275	252
6.176% due 04/15/2036 (a)(l)		2,323	352
7.256% due 09/15/2036 (a)(l)		2,227	550
9.524% due 03/25/2029		2,100	2,114
11.025% due 10/25/2028		500	561
11.275% due 03/25/2025		3,270	3,707
12.980% due 09/15/2041		602	896
15.564% due 09/15/2034		221	263

Total U.S. Government Agencies (Cost $29,292)			30,662

NON-AGENCY MORTGAGE-BACKED SECURITIES 97.0%
Alba PLC
0.642% due 12/15/2038	GBP	10,104	10,407
American Home Mortgage Assets Trust
0.814% due 08/25/2037 ^		$11,572	5,881
1.065% due 11/25/2035 (l)		2,793	2,466
American Home Mortgage Investment Trust
0.825% due 09/25/2045 (l)		7,476	6,216
1.425% due 02/25/2044		9,722	6,322
Banc of America Alternative Loan Trust
0.925% due 05/25/2035 ^(l)		1,042	798
6.000% due 06/25/2037 (l)		439	374
6.000% due 06/25/2046		171	152
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046 (l)		3,840	3,792
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	8,678
0.000% due 07/26/2036		14,340	8,022
0.736% due 08/25/2047 ^		8,442	6,187
0.742% due 04/20/2047 ^(l)		22,756	18,047
0.982% due 02/20/2035		4,612	3,680
2.887% due 01/25/2035		522	230
2.944% due 01/20/2047 ^		319	262
3.051% due 03/20/2036 ^(l)		2,553	2,205
Banc of America Mortgage Trust
2.747% due 10/20/2046 ^		412	253
2.810% due 01/25/2036		1,156	1,032
Banc of America Re-REMIC Trust
5.679% due 02/17/2051 (l)		38,264	39,062
Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 (l)	EUR	2,578	2,837
Bayview Commercial Asset Trust
0.955% due 08/25/2034		$193	178
BCAP LLC Trust
2.631% due 07/26/2045		7,018	6,167
2.690% due 07/26/2035		3,523	3,024
2.716% due 11/26/2035 (l)		9,500	8,289
2.893% due 02/26/2036		7,732	5,461
3.029% due 03/26/2035		8,051	7,668
3.030% due 10/26/2035		6,052	5,130
3.104% due 04/26/2037 (l)		22,164	15,947
3.183% due 06/26/2036		6,056	5,133
5.500% due 12/26/2035 (l)		10,556	8,758
6.000% due 08/26/2037		6,257	5,359
Bear Stearns Adjustable Rate Mortgage Trust
4.691% due 06/25/2047 ^(l)		5,350	4,908
Bear Stearns ALT-A Trust
0.725% due 02/25/2034 (l)		8,349	6,883
2.939% due 11/25/2035 ^(l)		25,031	20,152
3.267% due 09/25/2035 ^(l)		12,991	9,863
BRAD Resecuritization Trust
2.180% due 03/12/2021		26,772	1,829
6.550% due 03/12/2021		5,004	5,024
Celtic Residential Irish Mortgage Securitisation PLC
0.000% due 04/10/2048	EUR	8,587	9,277
0.000% due 12/14/2048		6,385	6,962
0.000% due 03/18/2049		4,583	4,987
0.001% due 11/13/2047 (l)		22,622	24,499
Chase Mortgage Finance Trust
2.627% due 01/25/2036 (l)		$14,649	13,498
2.798% due 03/25/2037 ^(l)		4,255	3,645
Citigroup Mortgage Loan Trust, Inc.
2.730% due 03/25/2036 ^		796	768
2.880% due 02/25/2036		8,371	5,372
2.911% due 10/25/2035 ^(l)		7,193	6,424
3.296% due 09/25/2037 ^(l)		9,689	8,910

Commercial Mortgage Loan Trust
6.296% due 12/10/2049 (l)		3,051	1,953
Countrywide Alternative Loan Trust
0.715% due 09/25/2046 ^(l)		17,198	13,176
0.773% due 12/25/2035 (a)		19,068	681
1.254% due 11/25/2035 (l)		20,697	17,664
1.548% due 12/25/2035 (a)		12,050	796
3.146% due 06/25/2047		287	224
5.500% due 02/25/2020		302	303
5.500% due 07/25/2035 ^(l)		2,488	2,095
5.500% due 11/25/2035 ^		924	815
5.500% due 01/25/2036 ^		197	193
5.500% due 04/25/2037 (l)		3,513	2,931
5.750% due 01/25/2036		327	270
5.750% due 01/25/2037 ^(l)		11,164	9,209
5.750% due 04/25/2037 ^(l)		3,546	3,432
6.000% due 06/25/2036 ^		536	465
6.000% due 11/25/2036 ^(l)		566	501
6.000% due 12/25/2036		260	167
6.000% due 01/25/2037 ^(l)		2,566	2,251
6.000% due 02/25/2037 ^		1,389	975
6.000% due 03/25/2037 ^(l)		17,253	11,862
6.000% due 04/25/2037 ^(l)		7,889	5,421
6.000% due 07/25/2037 ^		2,464	2,384
6.625% due 07/25/2036 (a)		14,303	4,554
35.848% due 05/25/2037 ^		1,519	2,909
Countrywide Home Loan Mortgage Pass-Through Trust
0.865% due 03/25/2036		2,950	1,611
1.125% due 03/25/2035		235	212
2.697% due 11/20/2035 (l)		13,548	11,411
4.980% due 06/25/2047 ^(l)		10,387	9,190
5.000% due 11/25/2035 ^		73	63
5.500% due 12/25/2034		173	163
5.500% due 11/25/2035 ^		88	79
6.000% due 07/25/2037 ^		365	308
6.000% due 08/25/2037 (l)		8,516	7,265
6.000% due 08/25/2037 ^		4	4
6.000% due 01/25/2038 ^		296	251
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^(l)		14,339	8,221
Credit Suisse Mortgage Capital Certificates
2.746% due 07/26/2049 (l)		9,446	7,106
2.953% due 04/26/2035 (l)		26,767	22,031
4.105% due 02/27/2047 (l)		62,334	40,406
4.338% due 07/26/2037 (l)		12,807	10,277
5.692% due 04/16/2049 (l)		10,000	10,036
7.000% due 08/26/2036		18,062	8,549
7.000% due 08/27/2036		4,376	2,753
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (l)		9,757	7,009
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(l)		5,354	4,689
Debussy PLC
5.930% due 07/12/2025	GBP	21,250	27,611
8.250% due 07/12/2025		5,000	5,618
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^		$977	856
Diversity Funding Ltd.
1.579% due 02/10/2046	GBP	916	1,181
2.079% due 02/10/2046		1,193	1,304
2.579% due 02/10/2046		1,170	1,128
3.829% due 02/10/2046		702	316
4.227% due 02/10/2046 ^		234	2
Emerald Mortgages PLC
0.000% due 07/15/2048 (l)	EUR	24,868	26,436
Epic Drummond Ltd.
0.000% due 01/25/2022		3,658	4,027
First Horizon Alternative Mortgage Securities Trust
2.751% due 08/25/2035 ^		$4,892	1,115
6.575% due 11/25/2036 (a)		1,835	632
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		690	569
Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049	EUR	1,761	1,635
GreenPoint Mortgage Funding Trust
0.725% due 12/25/2046 ^		$4,649	3,355
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	13,062	11,049
GSR Mortgage Loan Trust
3.416% due 11/25/2035		$321	286
6.500% due 08/25/2036 ^		1,127	867
HarborView Mortgage Loan Trust
0.771% due 03/19/2036 (l)		23,065	16,989
0.781% due 01/19/2036 (l)		10,823	7,325
1.182% due 06/20/2035 (l)		13,056	11,811
1.432% due 06/20/2035 (l)		2,971	2,124

Hipocat FTA
0.000% due 10/24/2039	EUR	4,050	3,640
0.000% due 01/15/2050		7,212	6,441
Impac CMB Trust
1.245% due 10/25/2034		$356	310
Impac Secured Assets Trust
0.635% due 05/25/2037 ^		21	15
IndyMac Mortgage Loan Trust
0.725% due 11/25/2046 (l)		9,324	7,363
0.775% due 02/25/2037		4,700	3,097
0.825% due 07/25/2036		789	588
3.172% due 06/25/2037 ^(l)		6,823	5,036
3.260% due 02/25/2035		522	455
4.506% due 03/25/2037		82	73
JPMorgan Alternative Loan Trust
0.725% due 06/25/2037 (l)		42,494	24,446
3.133% due 11/25/2036 ^(l)		4,324	4,256
5.960% due 12/25/2036 ^(l)		9,436	8,316
JPMorgan Chase Commercial Mortgage Securities Trust
1.837% due 06/15/2045 (a)(l)		51,408	3,196
5.664% due 01/12/2043 (l)		3,319	3,321
JPMorgan Mortgage Trust
2.962% due 06/25/2037 ^(l)		7,138	6,285
3.229% due 10/25/2036		1,700	1,462
Lavender Trust
5.500% due 09/26/2035		6,890	6,104
6.000% due 11/26/2036		14,990	11,813
LB-UBS Commercial Mortgage Trust
0.649% due 02/15/2040 (a)		165,478	302
5.928% due 02/15/2040		1,700	1,715
Lehman Mortgage Trust
5.500% due 11/25/2035 ^		101	94
6.000% due 08/25/2036 ^		1,421	1,284
6.000% due 09/25/2036 ^(l)		950	806
6.500% due 09/25/2037 ^(l)		6,049	4,623
7.250% due 09/25/2037 ^(l)		34,639	17,778
Lehman XS Trust
0.805% due 07/25/2037		25,284	9,079
1.025% due 07/25/2047		3,752	1,467
MASTR Adjustable Rate Mortgages Trust
0.725% due 05/25/2047 (l)		26,294	20,382
0.865% due 05/25/2047 ^		4,873	2,288
MASTR Alternative Loan Trust
0.875% due 03/25/2036		23,247	4,694
0.925% due 03/25/2036		30,727	6,305
Merrill Lynch Mortgage Investors Trust
3.185% due 05/25/2036		11,070	9,043
Morgan Stanley Capital Trust
5.865% due 04/15/2049 (l)		13,800	13,367
Morgan Stanley Re-REMIC Trust
2.765% due 01/26/2035 (l)		11,082	9,860
2.765% due 02/26/2037		6,285	5,415
2.944% due 07/26/2035 (l)		26,634	22,811
3.044% due 09/26/2035		4,998	4,464
6.000% due 04/26/2036		7,969	7,631
Newgate Funding PLC
0.582% due 12/15/2050	GBP	2,007	2,198
0.948% due 12/15/2050	EUR	2,272	2,144
1.198% due 12/15/2050		4,338	3,929
1.632% due 12/15/2050	GBP	3,429	3,884
NovaStar Mortgage Funding Trust
0.643% due 09/25/2046 (l)		$745	611
RBSSP Resecuritization Trust
2.599% due 07/26/2045 (l)		20,150	16,640
3.013% due 05/26/2037 (l)		10,595	8,223
6.000% due 03/26/2036 ^		9,118	7,420
Residential Accredit Loans, Inc. Trust
0.705% due 07/25/2036 (l)		13,628	9,087
0.715% due 05/25/2037 (l)		22,741	18,900
1.507% due 01/25/2046 ^(l)		9,107	6,814
4.640% due 01/25/2036 (l)		1,115	872
6.000% due 08/25/2035 ^		1,080	985
6.000% due 06/25/2036		509	440
6.000% due 09/25/2036 ^		6,421	4,393
7.000% due 10/25/2037 (l)		14,223	11,845
Residential Asset Securitization Trust
5.500% due 07/25/2035		1,154	1,049
6.250% due 08/25/2037 ^		4,640	2,618
Residential Funding Mortgage Securities, Inc. Trust
4.664% due 08/25/2036 ^(l)		3,114	2,718
5.850% due 11/25/2035 ^		241	229
6.000% due 04/25/2037 ^(l)		2,361	2,110
Rite Aid Pass-Through Certificates
6.789% due 01/02/2021		10,838	11,418

Sequoia Mortgage Trust
0.902% due 07/20/2036 (l)		3,803	2,399
1.732% due 10/20/2027		1,178	998
Southern Pacific Securities PLC
3.880% due 12/10/2042	GBP	2,722	3,757
Structured Adjustable Rate Mortgage Loan Trust
3.029% due 04/25/2047 (l)		$3,468	2,677
3.212% due 08/25/2036 (l)		4,475	2,399
4.046% due 02/25/2037 ^(l)		14,172	10,313
Structured Asset Mortgage Investments Trust
0.695% due 03/25/2037 ^		2,311	777
0.715% due 07/25/2046 ^(l)		24,155	20,218
2.797% due 02/25/2036 (l)		6,605	4,869
SunTrust Alternative Loan Trust
6.625% due 04/25/2036 ^(a)		5,930	2,355
TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (l)		24,297	13,578
Theatre Hospitals PLC
3.528% due 10/15/2031	GBP	18,353	22,870
4.278% due 10/15/2031		857	1,046
WaMu Mortgage Pass-Through Certificates Trust
0.945% due 06/25/2044		$328	306
1.257% due 06/25/2047 ^		8,871	3,009
1.299% due 07/25/2047 (l)		28,122	23,777
1.387% due 10/25/2046 ^		637	532
1.507% due 02/25/2046		82	76
1.759% due 07/25/2047 ^(l)		997	765
3.893% due 03/25/2037 ^(l)		5,863	5,342
4.172% due 02/25/2037 ^		384	358
Washington Mutual Mortgage Pass-Through Certificates Trust
0.765% due 01/25/2047 ^(l)		15,196	11,447
1.125% due 07/25/2036 ^(l)		9,464	5,302
6.000% due 04/25/2037 ^(l)		5,408	5,078
Wells Fargo Alternative Loan Trust
3.183% due 07/25/2037 ^(l)		6,671	5,683
5.750% due 07/25/2037 ^		709	631
Wells Fargo Mortgage Loan Trust
3.198% due 04/27/2036 (l)		28,600	25,609
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2036 ^		300	304
6.000% due 09/25/2036 ^		609	593
6.000% due 04/25/2037 ^		214	211
6.000% due 06/25/2037 ^		488	482

Total Non-Agency Mortgage-Backed Securities (Cost $1,075,938)			1,230,032

ASSET-BACKED SECURITIES 47.2%
Asset-Backed Funding Certificates Trust
1.575% due 03/25/2034		1,590	1,286
Bear Stearns Asset-Backed Securities Trust
1.075% due 06/25/2036 (l)		8,846	7,990
2.198% due 10/25/2036		5,895	4,290
Carlyle Global Market Strategies CLO Ltd.
6.034% due 04/27/2027		1,500	1,354
Citigroup Mortgage Loan Trust, Inc.
0.685% due 12/25/2036 (l)		23,407	15,472
0.745% due 12/25/2036 (l)		12,797	7,568
0.785% due 03/25/2037 (l)		32,086	25,481
5.215% due 03/25/2036 ^(l)		2,873	2,103
5.852% due 05/25/2036 ^(l)		642	402
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (l)		8,968	6,725
7.970% due 05/01/2032 (l)		16,228	9,731
8.200% due 05/01/2031 (l)		26,583	20,432
9.163% due 03/01/2033 (l)		9,531	8,828
Conseco Financial Corp.
7.060% due 02/01/2031 (l)		5,848	6,011
7.500% due 03/01/2030		9,369	7,862
Countrywide Asset-Backed Certificates
0.655% due 12/25/2036 ^		17,700	17,314
0.695% due 06/25/2047 (l)		6,655	6,297
0.725% due 04/25/2036 (l)		1,233	1,225
0.725% due 06/25/2037 ^(l)		11,292	8,577
0.725% due 06/25/2047 (l)		28,664	22,470
0.785% due 01/25/2046 ^		34,594	14,453
0.945% due 06/25/2036 ^		2,500	1,546
1.325% due 03/25/2033		22	21
1.905% due 12/25/2032 ^		466	437
4.541% due 02/25/2036 (l)		227	233
4.872% due 07/25/2036		1,382	1,366
5.505% due 04/25/2036 (l)		742	737
5.588% due 08/25/2036 (l)		771	766
Countrywide Asset-Backed Certificates Trust
0.765% due 03/25/2047 (l)		7,655	5,139
1.255% due 04/25/2036 (l)		11,575	7,085
4.763% due 10/25/2046 ^(l)		3,245	2,757

Countrywide Home Equity Loan Trust
5.673% due 03/25/2034		808	2,293
Credit-Based Asset Servicing and Securitization LLC
5.233% due 10/25/2036 (l)		10,800	10,571
Dekania Europe CDO PLC
0.218% due 09/27/2037	EUR	2,682	2,519
EMC Mortgage Loan Trust
0.974% due 12/25/2042		$130	125
0.994% due 04/25/2042 (l)		7,534	7,244
2.775% due 04/25/2042		2,813	2,314
First Franklin Mortgage Loan Trust
1.025% due 12/25/2035 (l)		23,487	17,224
Glacier Funding CDO Ltd.
1.038% due 08/04/2035		11,726	3,283
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (l)		5,617	5,587
GSAMP Trust
2.400% due 06/25/2034 (l)		1,918	1,581
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.972% due 12/25/2031 ^		1,023	443
JPMorgan Mortgage Acquisition Corp.
1.145% due 12/25/2035 (l)		16,459	12,325
KGS Alpha SBA Trust
0.958% due 04/25/2038 (a)		4,225	150
Lehman XS Trust
6.170% due 06/24/2046 (l)		5,323	5,119
Long Beach Mortgage Loan Trust
0.785% due 08/25/2045 (l)		39,458	33,916
1.575% due 02/25/2034		190	184
1.575% due 06/25/2035 (l)		27,300	21,291
MASTR Asset-Backed Securities Trust
0.675% due 03/25/2036 (l)		8,152	5,195
0.905% due 01/25/2036		400	336
Mid-State Capital Corp. Trust
6.742% due 10/15/2040		6,824	7,283
Morgan Stanley ABS Capital, Inc. Trust
0.625% due 11/25/2036		2,070	1,250
0.855% due 02/25/2037 (l)		6,900	4,295
Morgan Stanley Home Equity Loan Trust
0.755% due 04/25/2037 (l)		35,180	22,566
National Collegiate Commutation Trust
0.000% due 03/25/2038		37,800	15,854
Oakwood Mortgage Investors, Inc.
5.920% due 06/15/2031		8,871	3,319
6.610% due 06/15/2031		5,414	2,242
7.400% due 07/15/2030 (l)		22,701	14,514
7.405% due 06/15/2031		7,033	3,238
7.840% due 11/15/2029 (l)		4,337	4,335
8.490% due 10/15/2030 ^		1,501	477
Option One Mortgage Loan Trust
0.885% due 01/25/2036 (l)		20,000	13,834
Popular ABS Mortgage Pass-Through Trust
1.775% due 08/25/2035		3,663	3,313
Putnam Structured Product Funding Ltd.
9.092% due 02/25/2037		1,091	1,118
Residential Asset Mortgage Products Trust
1.499% due 04/25/2034 (l)		10,555	9,328
Residential Asset Securities Corp. Trust
0.685% due 06/25/2036 (l)		3,614	3,519
0.765% due 08/25/2036 (l)		11,000	7,823
Saxon Asset Securities Trust
0.975% due 11/25/2037 (l)		13,000	9,757
SLM Student Loan Trust
0.000% due 10/28/2029 (f)		11	12,460
0.000% due 01/25/2042 (f)		9	9,473
SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (f)		9,180	5,330
Soloso CDO Ltd.
0.977% due 10/07/2037		4,800	1,968
Sorin Real Estate CDO Ltd.
1.273% due 10/28/2046		7,400	6,206
Soundview Home Loan Trust
0.805% due 06/25/2037 (l)		10,217	6,900
1.025% due 03/25/2036 (l)		16,905	13,118
South Coast Funding Ltd.
0.916% due 01/06/2041		11,058	2,903
0.916% due 01/06/2041 (l)		156,543	41,093
Structured Asset Securities Corp.
5.960% due 05/25/2032 ^(l)		7,140	5,943
Tropic CDO Ltd.
1.000% due 07/15/2036		6,103	4,211
1.560% due 07/15/2034		22,500	12,825

Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (l)		994	1,056

Total Asset-Backed Securities (Cost $594,939)			599,209

SOVEREIGN ISSUES 1.3%
Argentine Government International Bond
6.250% due 04/22/2019		450	478
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050 (g)	BRL	48,368	15,485

Total Sovereign Issues (Cost $19,607)			15,963

	SHARES
COMMON STOCKS 0.1%
CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (d)		719,113	72

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR
		262,786	0

FINANCIALS 0.1%
EME Reorganization Trust		5,207,199	24
TIG FinCo PLC (j)		662,196	635

			659

UTILITIES 0.0%
Talen Energy Corp. (d)		30,703	425

Total Common Stocks (Cost $7,379)			1,156

SHORT-TERM INSTRUMENTS 8.6%
REPURCHASE AGREEMENTS (k) 6.8%			86,484

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.8%
0.472% due 03/02/2017 - 03/16/2017 (e)(f)(n)(p)		$23,077	23,041

Total Short-Term Instruments (Cost $109,515)			109,525

Total Investments in Securities (Cost $2,178,389			2,318,062

Total Investments 182.8% (Cost $2,178,389 )			$2,318,062
Financial Derivative Instruments (m)(o) (0.9)% (Cost or Premiums, net $(30,564))			(11,645)
Other Assets and Liabilities, net (81.9)%			(1,038,190)

Net Assets 100.0%			$1,268,227

Notes to Consolidated Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$0	$1	0.00%
KGH Intermediate Holdco LLC 12.000% due 08/08/2019	08/07/2014	16,981	16,703	1.32
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	11,122	0.88
TIG FinCo PLC	04/02/2015	982	635	0.05

		$28,163	$28,461	2.25%

Borrowings and Other Financing Transactions

(k)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
IND	1.300%	09/30/2016	10/03/2016	$80,400	U.S. Treasury Notes 1.375% due 01/31/2020	$(81,902)	$80,400	$80,409
NOM	0.250	09/30/2016	10/03/2016	5,600	U.S. Treasury Notes 1.250% due 03/31/2021	(5,717)	5,600	5,600
SSB	0.010	09/30/2016	10/03/2016	484	U.S. Treasury Notes 2.125% due 08/15/2021 (2)	(498)	484	484

Total Repurchase Agreements						$(88,117)	$86,484	$86,493

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	0.550%	11/24/2015	TBD	(4)		$(2,832)	$(2,846)
	1.800	08/30/2016	11/30/2016			(7,803)	(7,816)
	1.900	08/16/2016	11/16/2016			(4,477)	(4,488)
	2.154	07/05/2016	10/05/2016			(4,290)	(4,313)
	2.202	07/22/2016	10/24/2016			(18,891)	(18,975)
	2.288	08/09/2016	11/09/2016			(5,280)	(5,298)
	2.333	08/30/2016	11/30/2016			(28,119)	(28,181)
	2.353	09/26/2016	12/21/2016			(23,782)	(23,793)
	2.565	10/23/2015	10/24/2016			(15,516)	(15,596)
	2.661	05/20/2015	11/21/2016			(24,313)	(24,390)
	2.713	09/22/2016	09/22/2017			(1,431)	(1,432)
BOS	2.274	09/15/2016	10/17/2016			(12,462)	(12,476)
	2.425	08/26/2016	11/28/2016			(4,963)	(4,976)
BPG	2.552	12/11/2015	12/09/2016			(8,286)	(8,460)
	2.647	01/11/2016	01/11/2017			(3,449)	(3,516)
	2.731	03/16/2016	03/16/2017			(22,947)	(23,297)
BPS	0.700	09/15/2016	10/17/2016		GBP	(3,431)	(4,448)
	1.480	09/30/2016	10/06/2016			$(2,023)	(2,023)
	1.650	09/27/2016	12/22/2016			(9,275)	(9,278)
	1.690	07/26/2016	01/26/2017			(1,457)	(1,462)
	2.996	09/01/2016	09/01/2017			(52,941)	(53,082)
BRC	1.650	08/16/2016	11/16/2016			(5,475)	(5,487)
DBL	2.995	09/12/2016	12/12/2017			(22,816)	(22,822)
DEU	1.400	07/25/2016	10/27/2016			(4,927)	(4,940)
FOB	2.273	09/06/2016	10/06/2016			(7,184)	(7,196)
	2.501	08/29/2016	10/27/2016			(1,002)	(1,004)
JML	1.000	09/15/2016	10/12/2016			(744)	(744)
	1.400	09/12/2016	10/07/2016			(29,239)	(29,263)
	1.400	09/15/2016	10/12/2016			(5,423)	(5,427)
JPS	2.325	08/29/2016	11/29/2016			(5,219)	(5,231)
MSB	2.388	04/29/2016	05/01/2017			(27,515)	(27,630)
	2.388	05/02/2016	05/01/2017			(5,460)	(5,483)
	2.502	05/04/2016	05/01/2017			(15,074)	(15,137)
	2.575	08/25/2016	08/25/2017			(43,390)	(43,511)
	2.583	08/29/2016	08/29/2017			(76,014)	(76,205)
NOM	2.359	08/03/2016	02/03/2017			(17,416)	(17,486)
	2.388	08/08/2016	02/08/2017			(16,000)	(16,059)
RBC	1.650	07/19/2016	01/19/2017			(3,318)	(3,330)
	2.010	05/06/2016	11/07/2016			(9,067)	(9,143)
	2.495	08/18/2016	02/21/2017			(3,229)	(3,239)
	2.550	09/26/2016	03/27/2017			(4,002)	(4,004)
RCE	0.250	07/29/2016	10/31/2016		EUR	(3,048)	(3,426)
	0.250	09/28/2016	10/31/2016			(2,547)	(2,861)
	1.200	07/19/2016	10/14/2016		GBP	(2,855)	(3,710)
	1.350	07/18/2016	10/18/2016			(10,419)	(13,543)
RDR	1.390	07/19/2016	01/19/2017			$(7,071)	(7,092)
	1.500	05/06/2016	11/07/2016			(2,919)	(2,937)
	1.500	07/28/2016	10/28/2016			(4,436)	(4,448)
	1.500	08/04/2016	11/03/2016			(7,198)	(7,216)
	1.970	11/30/2015	11/29/2016			(983)	(1,000)
RTA	1.455	05/12/2016	11/14/2016			(1,530)	(1,539)
	1.872	11/23/2015	11/22/2016			(18,810)	(19,118)
	2.073	12/28/2015	12/22/2016			(11,912)	(12,104)
	2.085	12/30/2015	12/22/2016			(10,844)	(11,019)
	2.208	04/13/2016	04/12/2017			(7,491)	(7,570)
	2.222	04/07/2016	04/06/2017			(28,555)	(28,870)
	2.225	04/22/2016	04/21/2017			(1,542)	(1,558)
	2.225	05/16/2016	05/15/2017			(37,773)	(38,100)
	2.227	05/12/2016	05/11/2017			(22,824)	(23,027)
	2.227	08/19/2016	05/11/2017			(5,539)	(5,554)
	2.230	04/29/2016	04/27/2017			(8,493)	(8,576)
	2.244	04/28/2016	04/27/2017			(14,071)	(14,210)
	2.247	07/11/2016	07/10/2017			(10,836)	(10,893)
	2.273	07/14/2016	07/13/2017			(34,995)	(35,174)
	2.285	06/10/2016	06/09/2017			(9,683)	(9,754)
	2.312	05/31/2016	05/30/2017			(7,720)	(7,782)
	2.326	07/21/2016	07/20/2017			(4,292)	(4,312)
	2.359	07/27/2016	07/25/2017			(9,206)	(9,247)
	2.559	09/23/2016	03/23/2017			(11,366)	(11,374)
SBI	1.502	07/22/2016	10/24/2016			(2,623)	(2,631)
	1.725	08/29/2016	11/29/2016			(8,670)	(8,685)
SOG	0.253	07/25/2016	10/25/2016		EUR	(2,219)	(2,494)
	0.385	09/23/2016	01/23/2017			(19,884)	(22,339)
	1.350	07/29/2016	10/31/2016			$(2,767)	(2,774)
	1.400	09/29/2016	11/28/2016			(4,833)	(4,834)
	1.650	08/26/2016	02/27/2017			(5,017)	(5,026)
	1.650	09/21/2016	02/27/2017			(2,338)	(2,339)
	2.375	04/27/2016	10/27/2016			(9,233)	(9,330)
	2.375	05/09/2016	11/09/2016			(3,999)	(4,038)
	2.375	05/27/2016	11/28/2016			(17,814)	(17,966)
	2.375	06/15/2016	12/14/2016			(17,461)	(17,588)
	2.438	08/05/2016	02/06/2017			(19,997)	(20,077)
	2.451	08/17/2016	02/17/2017			(11,445)	(11,482)
UBS	0.500	07/18/2016	10/18/2016		EUR	(16,958)	(19,070)
	1.050	09/14/2016	12/14/2016			$(843)	(843)
	1.100	08/18/2016	11/18/2016		GBP	(3,814)	(4,951)
	1.450	09/28/2016	11/28/2016			$(5,564)	(5,565)
	1.580	07/15/2016	11/14/2016			(5,850)	(5,871)
	1.600	07/28/2016	10/28/2016			(1,148)	(1,151)
	1.650	09/28/2016	12/28/2016			(3,614)	(3,615)
	2.221	07/25/2016	10/25/2016			(2,619)	(2,630)
	2.288	08/09/2016	11/09/2016			(3,419)	(3,431)
	2.374	07/05/2016	01/05/2017			(2,316)	(2,330)

Total Reverse Repurchase Agreements							$(1,050,561)

(3)	The average amount of borrowings outstanding during the period ended September 30, 2016 was $(1,036,682) at a weighted average interest rate of 2.099%.
(4)	Open maturity reverse repurchase agreement.

(l)	Securities with an aggregate market value of $1,417,808 and cash of $1,447 have been pledged as collateral under the terms of master agreements as of September 30, 2016.

(m)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	3-Month USD-LIBOR *	1.500%	12/21/2021	$117,200	$1,570	$(93)	$0	$(222)
Receive	3-Month USD-LIBOR	4.000	06/20/2022	134,000	(22,135)	4,081	286	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026	303,000	6,718	(715)	0	(1,622)
Receive	3-Month USD-LIBOR	2.750	03/20/2043	76,400	(15,978)	(17,509)	1,249	0
Receive	3-Month USD-LIBOR	3.750	06/18/2044	12,200	(5,581)	(5,554)	232	0
Receive	3-Month USD-LIBOR	3.500	12/17/2044	44,200	(17,858)	(15,250)	839	0
Receive	3-Month USD-LIBOR	3.250	06/17/2045	45,600	(15,898)	(12,168)	862	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045	3,800	(893)	(936)	71	0

					$(70,055)	$(48,144)	$3,539	$(1,844)

Total Swap Agreements					$(70,055)	$(48,144)	$3,539	$(1,844)

*	This security has a forward starting effective date.

(n)	Securities with an aggregate market value of $7,239 and cash of $16,943 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2016.

(o)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	10/2016	EUR	338		$379	$0	$0
BOA	10/2016	BRL	55,822		17,086	0	(79)
	10/2016		$17,196	BRL	55,822	0	(32)
CBK	10/2016	BRL	3,014		$928	2	0
	10/2016		$922	BRL	3,014	5	0
GLM	10/2016	EUR	1,858		$2,082	0	(6)
	10/2016	GBP	189		251	6	0
	10/2016		$79,515	EUR	70,930	165	0
	11/2016	EUR	70,105		$78,684	0	(175)
HUS	10/2016		$106,142	GBP	81,497	0	(509)
	11/2016	GBP	81,498		$106,195	499	0
JPM	10/2016	EUR	729		818	0	(1)
	10/2016	GBP	80,741		105,815	1,161	0
MSB	10/2016	BRL	52,808		16,268	30	0
	10/2016	EUR	67,557		76,412	522	0
	10/2016		$16,312	BRL	52,808	0	(74)
	11/2016	BRL	52,808		$16,176	76	0
RBC	10/2016	EUR	448		506	2	0
	10/2016	GBP	285		379	10	0
TOR	10/2016		282		378	13	0
UAG	11/2016		$1,132	GBP	872	0	(1)

Total Forward Foreign Currency Contracts						$2,491	$(877)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	06/20/2021	4.709%	$4,600	$(1,243)	$532	$0	$(711)
BRC	Petrobras Global Finance BV	1.000	06/20/2021	4.709	800	(218)	94	0	(124)
GST	Petrobras Global Finance BV	1.000	06/20/2021	4.709	3,931	(1,070)	462	0	(608)
HUS	Petrobras Global Finance BV	1.000	09/20/2020	4.241	240	(34)	6	0	(28)
	Petrobras Global Finance BV	1.000	06/20/2021	4.709	7,200	(1,968)	855	0	(1,113)
JPM	Russia Government International Bond	1.000	12/20/2020	1.782	1,200	(138)	101	0	(37)

						$(4,671)	$2,050	$0	$(2,621)

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$29,134	$(25,893)	$13,560	$0	$(12,333)

Total Swap Agreements					$(30,564)	$15,610	$0	$(14,954)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Securities with an aggregate market value of $15,232 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$14,273	$285	$14,558
Corporate Bonds & Notes
Banking & Finance	0	134,453	37,044	171,497
Industrials	0	74,241	10,546	84,787
Utilities	0	59,378	0	59,378
Municipal Bonds & Notes
Illinois	0	1,295	0	1,295
U.S. Government Agencies	0	30,662	0	30,662
Non-Agency Mortgage-Backed Securities	0	1,209,013	21,019	1,230,032
Asset-Backed Securities	0	553,423	45,786	599,209
Sovereign Issues	0	15,963	0	15,963
Common Stocks
Consumer Discretionary	72	0	0	72
Financials	0	24	635	659
Utilities	425	0	0	425
Short-Term Instruments
Repurchase Agreements	0	86,484	0	86,484
U.S. Treasury Bills	0	23,041	0	23,041

Total Investments	$497	$2,202,250	$115,315	$2,318,062

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,539	0	3,539
Over the counter	0	2,491	0	2,491
	$0	$6,030	$0	$6,030

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,844)	0	(1,844)
Over the counter	0	(15,831)	0	(15,831)

	$0	$(17,675)	$0	$(17,675)

Totals	$497	$2,190,605	$115,315	$2,306,417

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2016:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$529	$0	$0	$1	$0	$(245)	$0	$0	$285	$(245)
Corporate Bonds & Notes
Banking & Finance	36,558	0	(113)	27	1	571	0	0	37,044	565
Industrials	10,671	0	0	3	0	(128)	0	0	10,546	(128)
Non-Agency Mortgage-Backed Securities	29,243	0	(1,123)	13	84	(642)	0	(6,556)	21,019	(475)
Asset-Backed Securities	28,781	33,835	0	129	0	(2,507)	0	(14,452)	45,786	(1,372)
Common Stocks
Financials	423	0	0	0	0	212	0	0	635	212

Totals	$106,205	$33,835	$(1,236)	$173	$85	$(2,739)	$0	$(21,008)	$115,315	$(1,443)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$285	Other Valuation Techniques (2)	—	—
Corporate Bonds & Notes
Banking & Finance	11,123	Proxy Pricing	Base Price	102.67
	25,921	Reference Instrument	Spread Movement	5.00 - 160.52 BPS
Industrials	10,546	Proxy Pricing	Base Price	99.50
Non-Agency Mortgage-Backed Securities	21,019	Proxy Pricing	Base Price	6.83 - 105.50
Asset-Backed Securities	45,786	Proxy Pricing	Base Price	3.55 - 114,507.01
Common Stocks
Financials	635	Other Valuation Techniques (2)	—	—

Total	$115,315

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PDILS I LLC, (the “Subsidiary”), a Delaware limited liability company was formed as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Dynamic Income Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. PIMCO Dynamic Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PIMCO Dynamic Income Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of the period end of the Subsidiary (amounts in thousands†).

Date of Formation	Fund Net Assets	Subsidiary Net Assets	Subsidiary % of Consolidated Fund Net Assets
03/12/2013	$1,268,227	$0	0.0%

†	A zero balance may reflect actual amounts rounding to less than one thousand.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 2,178,389	$241,802	$(102,129)	$139,673

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RCE	RBC Europe Limited
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RTA	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.
BPS	BNP Paribas S.A.	JML	JPMorgan Securities PLC	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
CDO	Collateralized Debt Obligation

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 28, 2016

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 28, 2016

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: November 28, 2016